U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2005

Summit Environmental Corporation, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-48659	73-1537206
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

133 East Tyler Street
Longview, TX 75601
800-522-7841
__________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 4, 2005. the Audit Committee of Summit Environmental Corporation, Inc. (“Summit”) engaged Philip Vogel & Co. PC, of Dallas, Texas as Summit’s principal independent registered public accountants to audit its financial statements. The Audit Committee did not consult the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements.

Philip Vogel & Co. PC replaces Lane Gorman Trubitt, L.L.P. of Dallas, Texas, the previous principal independent registered public accountants of Summit. Lane Gorman Trubitt, L.L.P. had been engaged as Summit’s principal independent registered public accountants since December 17, 1998 until its resignation on November 22, 2004 The resignation of Lane Gorman Trubitt, L.L.P. was reported in a Form 8-K filed on November 24, 2004.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements.

None

(b)    Exhibits

The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

Exhibit No.                Description

16	Letter of December 18, 1998 of Hogan & Slovacek agreeing with the statements made in the Form 8-K filed on December 18, 1998 by Summit Environmental Corporation, Inc., concerning Summit’s change of principal independent accountants.*

16.1	Letter of November 24, 2004 of Lane Gorman Trubitt, L.L.P. agreeing with the statements made in this Form 8-K by Summit Environmental Corporation, Inc., concerning Summit’s change of principal independent accountants.**

*	Previously filed by Summit Environmental Corporation Inc. on December 18, 1998, Commission File No. 333-48659; incorporated herein by reference.

**	Previously filed by Summit Environmental Corporation Inc. on November 24, 2004, Commission File No. 333-48659; incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Environmental Corporation, Inc.

Date: January 4, 2005	By	/s/ B. Keith Parker
B. Keith Parker, Chief Executive Officer

Summit Environmental Corporation, Inc.
Commission File No. 333-48659

EXHIBIT INDEX

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2005

The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

Exhibit No.                    Description

The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

16	Letter of December 18, 1998 of Hogan & Slovacek agreeing with the statements made in the Form 8-K filed on December 18, 1998 by Summit Environmental Corporation, Inc., concerning Summit’s change of principal independent accountants.*

16.1	Letter of November 24, 2004 of Lane Gorman Trubitt, L.L.P. agreeing with the statements made in this Form 8-K by Summit Environmental Corporation, Inc., concerning Summit’s change of principal independent accountants.**

*	Previously filed by Summit Environmental Corporation Inc. on December 18, 1998, Commission File No. 333-48659; incorporated herein by reference.

**	Previously filed by Summit Environmental Corporation Inc. on November 24, 2004, Commission File No. 333-48659; incorporated herein by reference.